UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 11, 2021

ENDRA Life Sciences Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3600 Green Court, Suite 350 Ann Arbor, MI	48105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(734) 335-0468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NDRA	The Nasdaq Stock Market LLC
Warrants, each to purchase one shares of Common Stock	NDRAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operation and Financial Condition.

On January 11, 2021, ENDRA Life Sciences Inc. (the “Company”) posted an updated investor presentation on its website at http://investors.endrainc.com. The updated investor presentation states that the Company’s cash balance as of December 31, 2020 was $7.3 million. This preliminary financial information is based on information available to the Company as of the date of this Current Report on Form 8-K and is subject to the completion of the Company’s year-end financial closing procedures and review by the Company’s independent registered public accounting firm.

Forward-Looking Statements

All statements in this report that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “explore,” “estimate,” “anticipate” or other comparable terms. Examples of forward-looking statements include, among others, preliminary financial information. The forward-looking statements made in this report speak only as of the date of this report, and the Company assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference. The updated investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	ENDRA Life Sciences Inc. January 2021 Investor Presentation, furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA Life Sciences Inc.
January 11, 2021
	By:	/s/ Francois Michelon
	Name:	Francois Michelon
	Title:	President and Chief Executive Officer